192 P1 07/20

SUPPLEMENT DATED JULY 23, 2020

TO THE PROSPECTUS DATED SEPTEMBER 1, 2019 OF

FRANKLIN Real estate securities fund

(a series of Franklin Real Estate Securities Trust)

The prospectus is amended as follows:

I.  The Board of Trustees of Franklin Real Estate Securities Trust (Trust), on behalf of Franklin Real Estate Securities Fund (Fund), recently approved, subject to shareholder approval: (1) a new investment management agreement between the Trust and Franklin Advisers, Inc., on behalf of the Fund; (2) a change in the Fund’s classification from a “diversified” to a “non-diversified” fund; (3) the operation of the Fund in a “manager of managers” structure in reliance on an exemptive order from the Securities and Exchange Commission; and (4) an amended fundamental investment restriction regarding investments in commodities.

It is anticipated that in September 2020 shareholders of the Fund will receive a proxy statement requesting their votes on such proposals. If such proposals are approved by the Fund’s shareholders, it is expected that such changes will become effective in late 2020 or early 2021.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.